Azzad Ethical Fund

ADJEX

(a series of Azzad Funds)

Supplement dated March 3, 2014
to the Prospectus dated November 1, 2013

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Effective February 26, 2014, Ziegler Capital Management (formerly Ziegler Lotsoff Capital Management), acts as subadviser to the Azzad Ethical Fund pursuant to a New Sub-Advisory Agreement.

The New Sub-Advisory Agreement is the result of the acquisition of Ziegler Lotsoff Capital Management, by Stifel Financial Corp. on November 30, 2013. Upon completion of the transaction, Ziegler Lotsoff Capital Management changed its name to Ziegler Capital Management (“Ziegler” or “Subadviser”).  Although the transaction did not result in any material changes to the Azzad Ethical Fund’s day-to-day management and operations or any increase in the Azzad Ethical Fund’s fees, the transaction automatically terminated Azzad Asset Management’s sub-advisory agreement with Ziegler (“Prior Sub-Advisory Agreement”), dated August 9, 2012. The Fund shareholders approved a New Sub-Advisory Agreement with Ziegler on February 26, 2014. The terms of the New Sub-Advisory Agreement are identical in all material respects to those of Prior Sub-Advisory Agreement except that the date of its execution, effectiveness, and expiration are changed.

All references to “Ziegler Lotsoff Capital Management” and “ZLCM” in this Prospectus are hereby replaced with “Ziegler Capital Management” and “Ziegler” respectively.

The section titled “Management, Organization & Capital Structure – The Subadviser to the Azzad Ethical Fund” is hereby replaced with the information below:

Management, Organization & Capital Structure

The Subadviser to the Azzad Ethical Fund

Ziegler Capital Management, 20 North Clark Street, 24th Floor, Chicago, IL 60602, serves as Subadviser to the Azad Ethical Fund. The Ziegler Companies, Inc. was founded in 1902 and formed Ziegler Capital Management, LLC in 1991 to offer institutional clients investment advisory services. Ziegler Capital Management purchased Lotsoff Capital Management, LLC in 2011 becoming Ziegler Lotsoff Capital Management. It then purchased Red Granite Advisors in 2012. On November 30, 2013, Ziegler Lotsoff Capital Management was acquired by Stifel Financial Corp. (“Stifel”) becoming its wholly-owned subsidiary. After the transaction closed, it changed its name to Ziegler Capital Management (“Ziegler”). Ziegler remains a separate entity distinct from Stifel’s other businesses. Its management, portfolio management, compliance, legal and client service teams remain intact. Although the transaction did not result in any material changes to the Azzad Ethical Fund’s day-to-day management and operations or any increase in the Azzad Ethical Fund’s fees, the transaction automatically terminated Azzad Asset Management’s sub-advisory agreement with Ziegler Lotsoff Capital Management (“Prior Sub-Advisory Agreement”), dated August 9, 2012. The Fund shareholders approved a New Sub-Advisory Agreement with Ziegler on February 26, 2014. The terms of the New Sub-Advisory Agreement are identical in all material respects to those of Prior Sub-Advisory Agreement except that the date of its execution, effectiveness, and expiration are changed.

Ziegler is a registered investment adviser that has over $4.3 billion in assets under management as of December 31, 2013. As Subadviser, Ziegler provides the Adviser with a model, specific portfolio investment recommendations, and other consulting services.

Stifel is a diversified financial services holding company that conducts its business through several wholly-owned subsidiaries. Ziegler is the sixth investment management firm in the Stifel family of companies. Stifel is based in St. Louis, Missouri and was established in 1890 and formed as a holding company in July 1983. It provides securities brokerage, investment banking, trading, investment advisory, and related financial services through its wholly-owned subsidiaries to individual investors, professional money managers, businesses and municipalities. Stifel is publicly traded on the New York Stock Exchange under the symbol “SF.”

A discussion regarding the basis for the Board of Trustees’ (the “Board”) approval of the Prior Sub-Advisory Agreement with Ziegler Lotsoff Capital Management is available in the Fund’s Annual Report to Shareholders for the period ended June 30, 2013. A discussion regarding the basis for the Board’s approval of the New Sub-Advisory Agreement with Ziegler will be made available Fund’s Annual Report to Shareholders for the fiscal year end 2014.

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This Supplement, and the Prospectus and Statement of Additional Information both dated November 1, 2013, as supplemented, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated November 1, 2013, as supplemented, have been filed with the Securities and Exchange Commission and are incorporated by reference.  These documents can be obtained without charge by calling toll-free 888.862.9923 or by at www.azzadfunds.com.